UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(C) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 14, 2001

Auspex Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21432	93-0963760

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation

2800 Scott Boulevard, Santa Clara, California	95050

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 566-2000

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.	Other Events

On November 14, 2001, Auspex Systems, Inc. issued a press release reporting a variety of cost-cutting measures including a reduction in workforce of 170 employees and several structural changes. This press release is filed with this Form 8-K as an exhibit.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

Exhibit 99.1 -	Auspex Systems, Inc. Press Release dated November 14, 2001

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2001

AUSPEX, INC.

/s/ Gary J. Sbona

Gary J. Sbona

Chairman of the Board and Chief

Executive Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1 -	Auspex Systems, Inc. Press Release dated November 14, 2001